UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on November 1, 2024, reAlpha Tech Corp. (the “Company”) commenced an action (the “Action”) against GEM Yield Bahamas Limited (“GYBL”) in the United States District Court for the Southern District of New York (the “Court”). In the Action, the Company asserted two causes of action against GYBL: (1) rescission of certain warrants issued to GYBL (the “Warrants”) pursuant to a Share Purchase Agreement, dated as of December 1, 2022 (the “GEM Agreement”), by and among the Company, GYBL and GEM Global Yield LLC SCS (collectively, “GEM”), which Warrants were issued pursuant to Section 29(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), due to GYBL’s underlying violation of Section 15(a) of the Exchange Act for unlawfully effecting the Warrants as an unregistered dealer; and (2) in the alternative, a declaratory judgment that the exercise price adjustment formula set forth in the Warrants is governed by the terms provided in the Warrants, rather than the formula set forth in the GEM Agreement.

On January 17, 2025, GEM moved to dismiss the Company’s complaint, and, on March 14, 2025, the Court granted GEM’s motion to dismiss the Company’s complaint relating to the Action. As of the date of this Current Report on Form 8-K, there has been no adjustment to the exercise price of the Warrants in connection with the Court’s dismissal of the Company’s complaint, and the Company’s position regarding the Warrants, including the exercise price and subsequent adjustments thereof, remains the same pending resolution of this dispute with GEM.

The Company is currently evaluating the Court’s decision and all legal rights available to it, including, but not limited to, appealing the Court’s decision to the United States Court of Appeals for the Second Circuit. There is no assurance that any such appeal would be successful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2025	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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